Exhibit 10.08

June 21, 2004

Health Enhancement Products, Inc.
2006 East 5th. St., Suite 101
Tempe, AZ 85281

Attn: Howard R. Baer, Chief Executive Officer

Ladies and Gentlemen:

        The undersigned hereby subscribes to the immediate acquisition of 750,000 shares of common stock, $.001 par value (“Common Stock”), of Heath Enhancement Products, Inc., a Nevada corporation (the “Company”), and a warrant (“Warrant”) to purchase 250,000 shares of Common Stock, at a per share price of $3.00. The aggregate purchase price of the Common Stock and the Warrant purchased hereunder is $500,000. Such shares of Common Stock and Warrant are collectively referred to herein as the “Securities.”

        In connection with the purchase of the Securities, the undersigned acknowledges, warrants and represents to and agrees with the Company as follows:

        1. The undersigned is acquiring the Securities for investment for his/her/its own account and without the intention of participating, directly or indirectly, in a distribution of the Securities, and not with a view to resale or any distribution of the Securities, or any portion thereof.

        2. The undersigned has knowledge and experience in financial and business matters and has consulted with his/her/its own professional representatives as he/she/it has considered appropriate to assist in evaluating the merits and risks of this investment. The undersigned has reviewed the Company’s filings with the Securities and Exchange Commission. The undersigned has had access to and an opportunity to question the officers of the Company, or persons acting on their behalf, with respect to publicly available material information about the Company, and with respect to the ongoing inquiry into the Company by the Securities and Exchange Commission, and, in connection with the evaluation of this investment, has, to the best of his/her/its knowledge, received all information and data with respect to the Company that the undersigned has requested and which is necessary to enable the undersigned to make an informed decision regarding the purchase of the Securities. The undersigned is acquiring the Securities based solely upon his/her/its independent examination and judgment as to the prospects of the Company.

        3. The Securities were not offered to the undersigned by means of publicly disseminated advertisements or sales literature.

        4. The undersigned acknowledges that an investment in the Securities is speculative and involves a high degree of risk and the undersigned may have to continue to bear the economic risk of the investment in the Securities for an indefinite period. An investment in the Company involves a high degree of risk because, among other reasons, the Company (i) is in the development stage and has virtually no revenue; (ii) is experiencing significant negative cash flow and operating losses; and (iii) has a substantial working capital deficiency. The undersigned acknowledges that, as a result of the foregoing, among other reasons, there is a significant risk that the undersigned could sustain a total loss of its investment in the Company.

5. The undersigned acknowledges that the Securities are being sold to the undersigned without registration under any state or federal law requiring the registration of securities for sale, and accordingly will constitute “restricted securities” as defined in Rule 144 of the U.S. Securities and Exchange Commission. Consequently, the transferability of the Securities is restricted by applicable United States Federal and state securities laws. The undersigned understands that the Company’s common stock is currently quoted on the OTC Bulletin Board (in the “over-the-counter” market), and is highly illiquid.

        6. In consideration of the acceptance of this subscription, the undersigned agrees that the Securities will not be offered for sale, sold or transferred by the undersigned other than pursuant to (i) an effective registration under the Securities Act of 1933, as amended (“the Act”), an exemption available under the Act or a transaction that is otherwise in compliance with the Act; and (ii) an effective registration under the securities law of any state or other jurisdiction applicable to the transaction, an exemption available under such laws, or a transaction that is otherwise in compliance with such laws.

        7. The undersigned understands that no U.S. federal or state agency has passed upon the offering of the securities or has made any of finding or determination as to the fairness of any investment in the Securities.

        8. The undersigned agrees not to disclose or use any information provided to the undersigned by the Company or any of its agents in connection with the offering of the Securities, except for the purpose of evaluating investment in the Securities.

        9. The residence address of the undersigned is as set forth below.

        10. The undersigned represents and warrants to the Company that the undersigned is an “Accredited Investor”, as such term is defined on Appendix A hereto.

        11. The Company shall cause all shares of Common Stock issueable in connection herewith (including the shares of Common Stock issueable upon exercise of the Warrant), to be registered pursuant to the Securities Act of 1933, as amended (“Securities Act”), for resale by the undersigned. The Company shall cause such registration statement to be declared effective under the Securities Act within one hundred twenty (120) days of the date of issuance of the Securities. For each thirty (30) day period, after the expiration of such 120 day period, that such registration statement is not effective under the Securities Act, the Company shall issue to the undersigned that number of shares of Common Stock equal to five (5%) percent of the number of shares of Common Stock acquired hereunder (not including, however, the number of shares issueable upon exercise of the Warrant). Any resulting fractional share shall be rounded up. For example, based on the undersigned acquiring 750,000 shares of Common Stock, the undersigned would be entitled to 37,500 shares of Common Stock, for each thirty (30) day period after expiration of the relevant one hundred twenty (120) day period, that the registration statement was not effective under the Securities Act (five (5%) percent of the 750,000 shares of Common Stock issued in connection with the purchase hereunder (not including the shares of Common Stock issueable pursuant to the Warrant). Notwithstanding the foregoing, in no event shall the Company be obligated to issue additional share for more than eight (8) months after expiration of the relevant one hundred twenty (120) day period. Except as provided herein, the Company shall pay all of the costs and expenses associated with the registration required hereunder (“Registration Expenses”); provided that in no case shall the Company pay any expenses incurred by the undersigned in connection with this such registration, including, without limitation, selling commissions and any legal fees incurred by the undersigned. In no case shall the Company be responsible for any “blue sky” filings required in connection with resales of Common Stock by the undersigned.

        In any event, if the shares of Common Stock issuable in connection herewith are not registered pursuant to the registration statement contemplated by this Paragraph 11, the Company shall include in any other registration statement filed after the date hereof (other than Form S-8 or S-4 or any successors thereto) all shares of Common Stock issuable in connection herewith (including any shares of Common Stock issuable upon exercise of the Warrant).

        12. The undersigned agrees to indemnify and hold harmless the Company and its officers, directors, and employees and agents from and against any and all costs, liabilities and expenses (including attorney’s fees) arising out of or related in any way to any breach of any representation or warranty by William J. Rogers II.

        13. The Company has the right, in its sole discretion, to accept or reject this subscription.

ACCEPTANCE OF SUBSCRIPTION	SUBSCRIBER

Health Enhancement Products, Inc.	/s/ William J. Rogers II ——————————————————
Name: WILLIAM J. ROGERS II
By: /s/ Howard R. Baer ————————————————— Howard R. Baer, Chief Executive Officer	Address:

Dated: 8/9, 2004	21 OCEAN RIDGE BLVD. S. PALM COAST, FL 32137

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